EXHIBIT 99.1 DTE BUSINESS UPDATE AUGUST 11, 2020 1

Safe harbor statement Certain information presented herein includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, and businesses of DTE Energy. Words such as “anticipate,” “believe,” “expect,” “projected,” “aspiration,” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power, or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2019 Form 10-K and 2020 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

Focusing on our employees, customers and communities; positioned to deliver on our financial targets Employees Investors • Ensuring the health and safety of our • Reaffirming 2020 operating EPS1 guidance employees • Confirming 5% – 7% operating EPS growth  Successfully implemented work from target through 2024 home for over half of our employees  Engagement and safety performance • Ensuring strong balance sheet and liquidity is extraordinary position; delivering on cash and capital targets Customers • 7% dividend increase in 2020; targeting 7% • Delivering safe and reliable energy dividend increase in 20212 • Providing support to customers  Significantly streamlined energy assistance payments Community • Addressing our communities’ most vital needs through philanthropy and volunteerism  Providing resources to serve families’ basic needs, such as food, shelter and access to core medical services 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Subject to Board approval 3

Supporting employees, customers and communities and delivering on financial targets • Executing plan to achieve 2020 operating earnings1 guidance • Confirming 5% – 7% operating EPS growth target • Driving utility growth by investing 80% of total 5- year capital in utility infrastructure and cleaner energy • Continuing strategic and sustainable growth in non-utility businesses • Ensuring strong balance sheet and liquidity position; delivering on cash and capital targets • 7% dividend increase in 2020; targeting 7% dividend increase in 20212 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Subject to Board approval 4

Distinctive continuous improvement culture drives strong track record of cost management vs. peer average All 10,000+ employees engaged in CI to Average annual percentage change in surface and solve problems O&M costs 2008 – 2018 Electric utility1 • Controlling costs while improving the customer experience and targeting rate 2% increases below 3% 1%  Productivity enhancements  Technology innovations  Automation DTE Electric Peer average  Infrastructure replacements Gas utility1  Transition to cleaner energy 3% • Lowered average electric industrial customer rate 13% since 2012 1% DTE Gas Peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchase power and gas production expense 5

Consistently earning authorized ROE in a constructive regulatory environment Ranking of U.S. regulatory jurisdictions1 DTE Electric ROE (Michigan in tier 1) Tier 1 8 10.3% 10.3% 10.1% 10.0% 10.0% Tier 2 9 2015 2016 2017 2018 2019 Authorized ROE Earned ROE Tier 3 18 DTE Gas ROE Tier 4 9 Tier 5 7 10.5% 10.1% 10.1% 10.0% 10.0% 10-month rate cases supported by legislation; 2015 2016 2017 2018 2019 recovery mechanisms for renewables and gas Authorized ROE Earned ROE infrastructure; 5-year distribution planning 1. UBS, July 2020 (50 states and Washington, D.C.) 6

Delivering premium results through disciplined planning and management Delivering total shareholder return2 well above History of exceeding operating EPS1 guidance industry average $6.30 329% 241% $2.90 70% 5-Year 10-Year 15-Year S&P 500 Utilities DTE 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 6/30/2020 7

Increased dividend every year since 2010; 7% dividend growth through 20211 ($ per share) Annualized dividend 6.1% CAGR • Increased annualized dividend per 7.1% CAGR $4.05 share every year since 2010  6.1% average increase over that time $3.08  7.1% average increase since 2016 • Continuing 7% dividend increase in $2.12 2020 • Targeting 7% dividend growth through 2021  Moving payout ratio to be in line with peer average More than 100 consecutive years of dividend payments 1. Subject to Board approval 8

Executing on our economic response plan Economic impact update • Overall tracking below the $60 million impact originally forecasted  Electric residential sales better than anticipated; commercial and industrial sales in-line with May start scenario  COVID-19 costs tracking to plan Economic response update • On target with our economic response plan • Weather and residential sales favorability allows for potential cost pull-ahead from future years  Positions us to minimize future rate impacts on customers • Non-utilities continue to track ahead of plan 9

On track to achieve our 2020 operating earnings1 guidance with robust economic response plan and additional growth (millions, except EPS) 2020 guidance Primary drivers DTE Electric $759 - $773 Weather and economic response plan DTE Gas 185 - 193 Gas Storage & Pipelines 277 - 293 Strong 1H performance Power & Industrial Projects 133 - 148 Energy Trading 15 - 25 Strong 1H performance Corporate & Other (122) - (132) DTE Energy $1,247 - $1,300 Operating EPS $6.47 - $6.75 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10

Maintaining strong cash flow, balance sheet and credit profile (billions) • Maintaining strong investment-grade credit rating and FFO1/Debt2 target at 18% Planned equity issuances 2020 – 2022 • $3.4 billion of available liquidity at end of 2Q 2020 $1.3 Convertible equity units Credit ratings S&P Moody’s Fitch $0.1 – $0.4 $0.1 – $0.3 DTE Energy BBB Baa2 BBB (unsecured) DTE Electric A Aa3 A+ 2020 2021 2022 (secured) DTE Gas $1.5 – $2.0 A A1 A (secured) 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 11

Clear line of sight for growth supported by investment in utility infrastructure and disciplined non-utility opportunities (billions) 2020 – 2024 DTE Energy investment $19 billion Electric: Distribution infrastructure, $12 cleaner generation, maintenance $15 Gas: Base infrastructure, main $3 renewal 80% utility investment $1.2 – $1.7 GSP: Organic growth on existing platforms $1 GSP: Blue Union/LEAP contracted capital $1.0 – P&I: Industrial energy services, $1.0 – $2.2 – $2.7 $1.4 $1.4 renewable natural gas (RNG) Investing 80% of 5-year capital in utilities 12

Potential $2 billion upside to 5-year utility investment plan with visible infrastructure investment

(billions)



Utility investment plan
~$2
Additional opportunity
$15
2020 – 2024

$1.0 – $1.5 billion additional electric investments above 5-year plan

- Additional voluntary renewables
  - Current 600 MW in plan with long-term goal of 1,400 MW
- Sub-transmission investments
- Increased reliability investments including pole top maintenance

$500 million additional gas investments above 5-year plan

- 200 miles of transmission renewal
  - 10% of transmission miles will need to be modernized in the future

Utility infrastructure investments deliver significant growth and improve the customer experience

DTE

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DTE Electric: providing customers clean, reliable and affordable energy DTE Electric • Constructive regulatory approvals provide certainty to plan  General rate case order issued in May supports investment plans  Order issued in July delays rate case filing to 2021, maintains financial health and keeps electric base rates unchanged until 2022  Renewable energy plan order expands wind and solar power generation, improves energy efficiency and achieves carbon reduction goals • Commissioned largest wind park in Michigan, powering 64,000 homes and growing our renewable portfolio 14

Transformational investments in generation and distribution provide customers cleaner, more reliable energy (billions) 2020 – 2024 electric investment Transformational investments Cleaner energy $3 Delivering 80% carbon emissions reduction by 2040 $5 $12 billion Infrastructure renewal Addressing substation load growth and $4 aging infrastructure Technology innovation Distribution infrastructure Focusing on grid automation, superior customer channels and enhanced Base infrastructure cybersecurity Cleaner generation Targeting 7% – 8% operating earnings1 growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 15

Continuing to secure a greener future

Wind

- 15 wind parks
- Polaris is largest operating wind park in Michigan

Solar

- 31 solar parks
- Lapeer solar park one of the largest solar parks east of the Mississippi

Voluntary renewables

- ~725 MW of commitments to date
- ~525 MW approved by MPSC
  - Filing in August for additional ~450 MW; operational 2023
- More than 15,000 customers enrolled


Net zero
carbon emissions by 2050
80%
carbon emissions reduction by 2040
50%
carbon emissions reduction by 2030

DTE

16

DTE Gas: advancing toward net zero emissions through infrastructure investments and innovative planning DTE Gas • Announced first-of-its-kind plan to reduce greenhouse gas emissions to net zero by 2050  Partnering with suppliers and customers across the natural gas chain  Reducing 6 million metric tons of greenhouse gases per year • Constructive rate case settlement filed in July supports investment plans providing regulatory certainty • Resumed main renewal work and on target to complete 200 miles in 2020 • Began construction of transmission system renewal project 17

Replacing aging infrastructure reduces methane emissions while improving performance, cost and productivity (billions) 2020 – 2024 gas investment Transformational investments Main renewal Minimizing leaks to reduce costs and $1.4 improve customer satisfaction $3 billion $1.6 Pipeline/transmission integrity Strengthening the system to decrease the potential for system issues Technology enhancement Infrastructure renewal Reducing manual meter reading to improve operational efficiencies and Base infrastructure customer satisfaction Targeting 9% operating earnings1 growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 18

Unique and comprehensive plan to achieve net zero greenhouse gas emissions Working with suppliers Aspiring to procure net zero natural gas to serve the needs of customers by 2050 Emissions reductions (Million metric tons, annually) Advocating for consistent reporting and measuring of emissions Incorporating emissions as purchasing criteria Enhancing utility operations Continuing infrastructure main renewal upgrades and operational improvements >6.0 Utilizing technologies such as bio-sequestration 4.0 and RNG 2.5 1.5 Partnering with customers Assisting customers to reduce usage through 2020 2030 2040 2050 robust energy efficiency programs Implementing new initiatives such as a voluntary Reducing emissions by over 6 million metric emissions offset program and advanced tons by 2050 technologies such as hydrogen and carbon capture 19

Non-utility businesses complement utility growth and provide portfolio mix to manage business cycles Non-utility value creation Extension of our utility business core competencies Delivering higher than utility into other geographies returns Contributing over the last 10 years: Proven ability of early • 2% operating EPS Cash contribution allows for identification of value-creating CAGR increase lower equity issuances platforms • $3 billion of cash with ~$700 million in 2019 Positions DTE at top end of Disciplined approach to utility peers for operating EPS1 assessing investments to growth with a 7.3% CAGR over minimize risk the last decade 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 20

GSP: continuing to deliver successful results; well-positioned for future growth Percentage of revenue from demand-based contracts or MVCs/flowing gas Gas Storage & Pipelines • LEAP placed in-service August 1; on time 100% and under budget 92% 93% • Assets are well-positioned for future growth  Located in premium natural gas basins Contract credit • Adjusted EBITDA1 and allocated debt1 provisions provide visibility into GSP’s financial strength Average contract tenor (years) 10 9 10 Regulated Gathering Gathering pipelines and pipelines storage 1. Definitions of adjusted EBITDA (non-GAAP) and allocated debt (non-GAAP) included in the appendix 21

Delivering higher operating earnings[1] with increased certainty

(millions)



GSP operating earnings
9.5% CAGR
$400 - $420
$277 - $293
2020 guidance
2024E

Confident in securing growth to meet long-term targets

- Continued organic growth from well-positioned platforms
  - Supported by strong contracts
  - Connected to power and industrial markets
- Adjusted EBITDA[2] and allocated debt[2]
  - Producing strong adjusted EBITDA of 2.4x operating earnings
  - 2020 adjusted EBITDA range is $665 - $703 million
  - 2020 allocated debt/adjusted EBITDA is ~4.0x; decreasing after first full year of LEAP in-service
- $2.2 - $2.7 billion of investment in 2020 – 2024
  - $1.0 billion of growth contractually secured on Blue Union/LEAP assets
  - $1.2 - $1.7 billion highly accretive organic growth

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Definitions of adjusted EBITDA (non-GAAP) and allocated debt (non-GAAP) included in the appendix

22

As associated gas supply decreases due to lower oil prices, demand for other sources of dry gas increase • The quality of the resource underlying our assets ensures gas will continue to flow on our systems 2021 – 2023 drilling supply curve (Bcf/d)  Additionally, our assets are well- positioned in supply basins that ~19 Bcf/d of new supply is needed to hold connect to growing markets with production flat highly-contracted provisions $/MMBtu NYMEX • Our major producers are in solid positions:  Attractive resources  Highly hedged over the next Less associated gas couple of years increases call on dry gas  Connected to premium markets  Minimal near-term maturities  Planning to operate within their cash flows Blue Union Bluestone Link Projected dry gas dispatch Source: Wood Mackenzie and DTE internal analysis (includes imbedded basis differential) 23

P&I: underpinned by strong growth in RNG and industrial energy services Power & Industrial Projects • RNG and industrial energy services projects drive long-term growth  Finalized cogeneration agreement in June  Operationalized large Wisconsin RNG and Ford Motor projects this year • Developing high-potential investment opportunities with additional projects in late- stage development  Strong project pipeline to continue executing growth strategy in RNG and industrial energy services businesses  On track to originate $15 million of new operating earnings1 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 24

Operating earnings1 are underpinned by RNG and cogeneration growth opportunities (millions) P&I operating earnings Industrial energy services Developing new cogeneration projects to $133 – $148 improve customer environmental attributes $125 – $135 and lower energy costs Renewable energy REF2 Expanding RNG business at landfill and agricultural sites to meet growing demand for carbon reduction Reduced emissions fuel Longer-term Maximizing cash flows while reducing contracts emissions from coal-fired plants 2020 2024E guidance Continuing origination success to reach 2024 target with $1.0 – $1.4 billion 5-year investment 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. $90 million of earnings roll-off in 5-year plan (includes REF sunset net of $20 million of associated business unit cost reductions) 25

Environmental, social and governance efforts are key priorities Environmental Delivering clean and reliable energy to customers Transitioning towards net zero greenhouse gas emissions Protecting our natural resources Social Focusing on the safety, well-being and success of our employees Commitment to strong culture provides a solid framework for success Revitalizing neighborhoods and investing in communities Governance Focusing on the oversight of environmental stewardship, sustainability and governance Maintaining board diversity Providing incentive plans tied to safety and customer satisfaction targets 26

More than doubling renewable energy by 2024 Cleaner generation mix 1% 2% 17% 20% 25 – 30% Renewables 18% 20 – 25% Natural gas 20% 77% 20% Nuclear & other 45% 30% Coal 2005 2023E 2030E River St. Trenton Belle Monroe Rouge Clair Channel River 2021 2022 2030 2040 27

Continuing to secure a greener future for continuous generation Blue Water Energy Center Ludington Hydropower Plant 1 largest pumped storage reduction in CO2 emissions nd 70% 2 facility in the U.S. 1 95% reduction in SO2 and NOx 175k homes powered 850k homes powered $800m turbine upgrades by 2020 $1b investment in Michigan 1. Reduction of emissions compared to coal plants 28

Promoting environmental sustainability through stewardship and conservation • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • 36 sites certified under the Wildlife Habitat Council • Taking care of land, water and living creatures  Providing habitat for hundreds of species of birds, mammals, fish and insects in the service territory and beyond  Maintaining thousands of acres of land in its natural state • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems 29

Commitment to strong culture provides a solid framework for success Safety National Safety Council’s top 2% of companies surveyed in safety culture Employee engagement Top 3% in the world by Gallup; 8 consecutive Gallup Great Workplace Awards Customer satisfaction Top quartile at both utilities for residential satisfaction as ranked by J.D. Power Community involvement One of the country's top corporate citizens as named by Points of Light and J.D. Power One of our top priorities for 2020 is to advance our culture of service excellence 30

World class volunteerism and community service 5,610 Volunteers $16m value of in-kind services since 2015 101,618 hours volunteered 1,335 nonprofits helped 31

Promoting employee resource groups creates an atmosphere of diversity and inclusion Black LGBTQ group Young professionals professionals group group Family Differently- Latinx oriented group abled group professionals group Women’s group Asian and Middle Veteran Eastern group empowerment group 32

Our award-winning commitment to being a top ESG employer in the country Superior corporate Company diversity Top quartile in Named as one of citizenship and customer satisfaction America’s best large community employers involvement Outstanding Inclusion of women- Overall excellence contribution to AESP owned businesses in in diversity their supply chains 33

Outperforming industry average in ESG scores A 75 • Continuing to make progress on ESG performance BBB 50  Improved MSCI rating from BBB to A • Aspiring to be the best in the industry MSCI Sustainalytics DTE Energy Industry average 34

Environmental, social and governance 2020 ESG Report DTE Investor Relations www.dteenergy.com/investors 313.235.8030 35

Appendix 36

DTE Energy 70% – 75% utility DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution 25% – 30% non-utility Gas Storage & Pipelines (GSP) Transport, store and gather natural gas Power & Industrial Projects (P&I) DTE Energy Own and operate energy related assets 10,000+ employees 2,000 miles of GSP Energy Trading 2.2 million electric pipelines Gas, power and renewables marketing customers P&I projects in 16 1.3 million gas states customers 37

Cash flow and capital expenditures guidance Cash flow Capital expenditures (billions) (millions) 2020 2020 guidance guidance Cash from operations1 $3.0 DTE Electric Capital expenditures (4.5) Base infrastructure $680 Free cash flow ($1.5) New generation 1,050 Distribution infrastructure 850 Dividends ($0.8) $2,580 Net cash ($2.3) DTE Gas Base infrastructure $270 Debt financing Main renewal 300 Issuances $3.0 $570 Redemptions (0.7) Change in debt $2.3 Non-utility $1,200 – $1,400 Total $4,350 – $4,550 1. Includes equity issued for employee benefit programs 38

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case final order (U-20561) • General rate case (U-20642): filed settlement  Effective: May 15, 2020 agreement July 2020  Rate recovery: $188 million  Order expected before September 25, 2020  ROE: 9.9%  Effective: October 1, 2020  Capital structure: 50% debt, 50% equity  Rate recovery: $110 million and $20 million of accelerated deferred tax amortization  Rate base: $17.9 billion  ROE: 9.9% • Renewable energy plan (U-18232)  Capital structure: 52% equity, 48% debt  Received order: July 9, 2020  350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW MPSC order on COVID-19 of solar) • Received approval to begin deferring • Alternative rate case strategy (U-20835) uncollectible expense in excess of amount  Received order: July 9, 2020 in base rates starting March 2020  Delays rate case filing until 2021 39

Longer-term demand increases will require continued production growth through new drilling U.S. natural gas demand forecast (Bcf/d) • Longer-term natural gas supply/demand fundamentals remain attractive; shorter-term gas prices 130 +2% remain challenged CAGR 120 110 • Gas demand is forecasted to grow at a 100 2% CAGR through 2030, mainly driven 90 by LNG exports 80 • Wood Mackenzie expects supply to 70 come from areas where our assets are 60 located, including the northeast and 50 gulf coast 40 30 • Short-term demand is less certain 20  In the 2008/2009 recession, gas 10 demand dropped by ~2%, then 0 increased post recession by 5% in 2010  We have experienced low price Other Exports to Mexico LNG exports commodity cycles before and have Power Industrial Residential/Commercial emerged in a strong position Source: Wood Mackenzie 40

It is necessary to drill 19 Bcf/d of new natural gas supply on an annual basis to hold production flat Annual decline of U.S. natural gas supply • Given decline profiles of flowing wells, from currently-flowing wells (Bcf/d) new production is needed to just keep supply flat  Wood Mackenzie forecasts it is 92 -27% necessary to drill 19 Bcf/d on an annual basis to hold production flat -18%  Replacing this supply requires prices that allow supply/demand to regain -13% balance -10% -9% • Low oil prices will decrease oil production and associated natural gas production and positively affect the natural gas market  This will stimulate additional natural gas drilling 2019 2020 2021 2022 2023 2024  IHS and Wood Mackenzie forecast gas prices need to be $2.50/MMBtu or higher in 2021/2022 to meet demand Source: Platts Analytics 41

Well-positioned platforms provide confidence in securing highly accretive growth Platforms Regulation Phase Growth Opportunities • $2.2 – $2.7 billion of investment in 2020 – 2024 Blue Union Early Gathering build-outs  $1.0 billion of growth Gathering build-outs/compression/ contractually secured on LEAP System Early market connections Blue Union/LEAP assets NEXUS Pipeline FERC Early Compression/market connections • Unique characteristics of our Generation assets allow for highly PUCO1 Early/Mid Market connections Pipeline accretive organic growth Link Lateral Early/Mid Gathering build-outs  Pipelines and storage and Gathering offer growth from Bluestone Advanced Market connections compression/bi-directional services Compression/ Vector Pipeline FERC Advanced bi-directional service/market  Gathering systems provide connections access to market Compression/ connections and Millennium FERC Advanced bi-directional service/market additional build-outs Pipeline connections  Storage continues growth Storage MPSC / FERC Advanced Compression with compression 1. Public Utilities Commission of Ohio 42

Blue Union and LEAP asset additions to portfolio provide great value and growth Perryville Hub • Premier assets in high-quality Haynesville Carthage Hub basin Southeast Power Markets  Existing fully contracted gathering system Gulf South  Fully contracted large-diameter Texas markets gathering pipeline via Mid-coast • Highly and immediately accretive transaction Transco • High-quality resource well-positioned on Transco & TETCO supply stack • Experienced and well-capitalized producer Gillis Hub • Solidifies earnings growth and accelerates achievement of GSP’s 5-year investment Henry Hub plan Existing gathering system Dedicated acreage Gathering pipeline LNG facilities Regional pipeline network LNG facilities proposed 43

2018 – 2019 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses —Operation and maintenance B) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net C) Transaction-related costs resulting from the acquisition of Blue Union and LEAP D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non- derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility E) Impairment of equity method investment — recorded in Other income F) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense G) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance H) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance I) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the year ended December 31, 2019 and 27% for the year ended December 31, 2018 Note: Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the 44 Consolidated Statements of Operations (Unaudited)

2008 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2008 Segment Diluted Earnings Per Share Pre-tax Income adjustments taxes EPS DTEEnergy Reported EPS $3.36 DTE Electric --- DTE Gas Performance excellence process 0.04 (0.01) 0.03 Gas Storage & Pipelines --- Power & Industrial Projects Performance excellence process 0.01 - 0.01 Energy Trading Performance excellence process 0.01 - 0.01 Corporate & Other Residual hedge impact from Antrim sale 0.12 (0.04) 0.08 Tax true-up from sale of joint venture - Crete 0.01 - 0.01 Discontinued operations Synfuel (0.20) 0.07 (0.13) Unconventional gas production (0.74) 0.27 (0.47) DTE EnergyOperating EPS ($0.75) $0.29 $2.90 45

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 46

Adjusted EBITDA and Allocated Debt are non-GAAP measures Adjusted EBITDA is calculated using net income, the most comparable GAAP measure and adding back expenses for interest, taxes, depreciation and amortization. Adjusted EBITDA also includes an adjustment for DTE’s proportional share of joint venture net income, excluding taxes and depreciation. Allocated debt is calculated by excluding utility debt from DTE Energy debt, the most comparable GAAP measure, and allocating the residual debt. The GSP portion of the residual debt is allocated to achieve a 50/50 debt/equity structure with adjustments to accommodate off-balance sheet financing for joint venture investments. For GSP, DTE Energy management believes that Adjusted EBITDA is a meaningful disclosure to investors as it is more commonly used as the primary performance measurement for external communications with analysts and investors in the midstream industry. Allocated debt is a meaningful disclosure to provide visibility to GSP’s capital structure. Reconciliation of net income to Adjusted EBITDA as projected for full-year 2020 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA. Similarly, reconciliation of DTE Energy debt to GSP allocated debt is not provided. We do not forecast debt as we cannot, without unreasonable efforts, estimate or predict it with certainty. Debt may be significantly impacted by DTE Energy’s cash flows. At this time, management is not able to estimate the aggregate impact of operating, investing, and other financing cash flows on future period debt. Accordingly, we are not able to provide a GAAP equivalent for allocated debt. 47